UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 23, 2004

Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-15297

25-1843384

(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246

Newport Beach, CA  92660

(Address of principal executive offices, including zip code)

(949) 719-3700

(Registrant’s telephone number, including area code)

Item 5. Other Events.

On April 23, 2004, Water Pik Technologies, Inc. issued a news release announcing, among other items, that it would be amending its stockholder rights plan 30 days after certification of the results of its 2004 Annual Meeting and would be submitting and recommending for stockholder approval at the 2005 Annual Meeting a charter amendment to eliminate supermajority voting for removal of directors and approval of a merger or sale of the Company.

A copy of the Company’s news release announcing the above is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Exhibits.

(c)           Exhibits

99.1  News Release issued by Water Pik Technologies, Inc. dated April 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.

Date:	April 23, 2004	By:	/s/ RICHARD D. TIPTON
Richard D. Tipton,
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	News Release dated April 23, 2004.